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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 9, 2018)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, Texas (Address of principal executive offices)		75201-1507 (Zip code)
(214) 871-3555
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

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Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 9, 2018, HollyFrontier Corporation (“HollyFrontier”) held its annual meeting of stockholders (“Annual Meeting”). A total of 159,479,622 shares of HollyFrontier’s common stock were present in person or by proxy at the Annual Meeting, representing approximately 90% of HollyFrontier’s 177,039,839 shares of common stock outstanding and entitled to vote as of the March 12, 2018 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HollyFrontier’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2018 (the “Proxy Statement”).

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Proposal 1 (Election of Directors): The stockholders elected all ten director nominees to serve until HollyFrontier’s annual meeting of stockholders in 2019, or until their earlier death, resignation or removal.

Nominee*	For	Against	Abstain	Broker Non-Vote
Anne-Marie N. Ainsworth	137,864,661	682,995	243,068	20,688,898
Douglas Y. Bech	136,877,462	1,703,076	210,186	20,688,898
Anna C. Catalano	138,182,353	357,972	250,399	20,688,898
George J. Damiris	137,202,203	1,325,650	262,871	20,688,898
Leldon E. Echols	137,527,438	1,075,124	188,162	20,688,898
Michael C. Jennings	136,686,353	1,773,320	331,051	20,688,898
Robert J. Kostelnik	138,087,647	404,809	298,268	20,688,898
James H. Lee	137,375,499	1,117,402	297,823	20,688,898
Franklin Myers	135,798,034	2,757,524	235,166	20,688,898
Michael E. Rose	138,084,882	490,215	215,627	20,688,898

On April 10, 2018, R. Kevin Hardage withdrew his name from nomination for re-election to HollyFrontier’s Board of Directors at the Annual Meeting. Votes cast for Mr. Hardage were disregarded.

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Proposal 2 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of HollyFrontier’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
129,818,104	8,603,721	368,899	20,688,898

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Proposal 3 (Ratification of the Appointment of Independent Auditor): The stockholders ratified the appointment of Ernst & Young LLP as HollyFrontier’s independent registered public accounting firm for the 2018 fiscal year.

For	Against	Abstain
154,485,531	4,710,604	283,487

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Richard L. Voliva, III
Name:	Richard L. Voliva, III
Title:	Executive Vice President and Chief Financial Officer

Date:    May 11, 2018